UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2024

TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)
Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)

(479) 290-4000
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock Par Value $0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 28, 2024, Tyson Foods, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) (attached hereto as Exhibit 1.1 and incorporated herein by reference) with BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $600,000,000 aggregate principal amount of its 5.400% Senior Notes due 2029 (the “2029 Notes”) and $900,000,000 aggregate principal amount of its 5.700% Senior Notes due 2034 (the “2034 Notes” and, together with the 2029 Notes, the “Notes”).
The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.
The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-272538), including a prospectus supplement dated February 28, 2024 (the “Prospectus Supplement”) to the prospectus contained therein dated June 9, 2023, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
The closing of the sale of the Notes is expected to occur on March 8, 2024, subject to the satisfaction of customary closing conditions. The Notes will be issued pursuant to an indenture dated as of June 1, 1995 between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.)), as trustee (the “Trustee”), to be supplemented by a supplemental indenture for each of the 2029 Notes and 2034 Notes, in each case, by and between the Company and the Trustee, to be dated as of March 8, 2024, which will be filed with the SEC on a subsequent Current Report on Form 8-K.
The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement included as Exhibit 1.1 hereto and incorporated by reference herein.
Item 8.01. Other Events.
On February 28, 2024, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 28, 2024

99.1	Pricing Press Release issued by Tyson Foods, Inc. on February 28, 2024

104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TYSON FOODS, INC.

Date: March 1, 2024	By:	/s/ John R. Tyson

	Name:	John R. Tyson
	Title:	Executive Vice President and Chief Financial Officer